EXHIBIT 99.1

                                 UNITED STATES BANKRUPTCY COURT
                                 SOUTHERN DISTRICT OF NEW YORK

                IN RE:                    )        CHAPTER 11
                                          )
                WESTPOINT STEVENS INC.    )        CASE NO.       03-13532-RDD

                         REPORTING PERIOD          JULY 1, 2003 TO JULY 31, 2003

                                    MONTHLY OPERATING REPORT

               ---------------------------------------------------------------------------------------------------------------------

                                                                                                                 SCHEDULE
                                       REQUIRED DOCUMENTS                                                        ATTACHED
               ---------------------------------------------------------------------------------------------------------------------
               Income Statement                                                                                     X
               ---------------------------------------------------------------------------------------------------------------------
               Balance Sheet                                                                                        X
               ---------------------------------------------------------------------------------------------------------------------
               Statement of Cash Flows                                                                              X
               ---------------------------------------------------------------------------------------------------------------------
               Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld                     X
               ---------------------------------------------------------------------------------------------------------------------


               ---------------------------------------------------------------------------------------------------------------------
               DEBTOR'S ADDRESS:                                                  507 WEST 10TH STREET, WEST POINT, GA  31833
               ---------------------------------------------------------------------------------------------------------------------
               PREPARER:                                                          DIANNE NOLEN
               ---------------------------------------------------------------------------------------------------------------------
               DEBTOR'S ATTORNEY:                                                 WEIL, GOTSHAL & MANGES LLP
               ---------------------------------------------------------------------------------------------------------------------

               --------------------------------------------------------------------------------------------------------------------
               MONTHLY DISBURSEMENTS:                                                                                 $143,602,613
               ---------------------------------------------------------------------------------------------------------------------
               MONTHLY PROFIT (LOSS):                                                                                 $ (5,105,000)
               --------------------------------------------------------------------------------------------------------------------


                 The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

               The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

               All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

               While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

               ---------------------------------------------------------------------------------------------------------------------
               DEBTOR-IN-POSSESSION                                               WESTPOINT STEVENS INC.
               ---------------------------------------------------------------------------------------------------------------------
               BY:                                                                LESTER D. SEARS
               ---------------------------------------------------------------------------------------------------------------------
               ITS:                                                               SENIOR VICE PRESIDENT - FINANCE, AND
                                                                                  CHIEF FINANCIAL OFFICER
               ---------------------------------------------------------------------------------------------------------------------
               SIGNATURE
               ---------------------------------------------------------------------------------------------------------------------
               DATE
               ---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                INCOME STATEMENT
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                          )             CHAPTER 11
                                 )
 WESTPOINT STEVENS INC.          )             CASE NO.           03-13532-RDD

                REPORTING PERIOD               JULY 1, 2003 TO JULY 31, 2003

                             STATEMENT OF OPERATIONS

(in $ thousands)

-------------------------------------------------------------------------------
TOTAL SALES                                                          $ 148,410
-------------------------------------------------------------------------------

Cost of sales                                                          126,693
-------------------------------------------------------------------------------
GROSS PROFIT                                                            21,717
-------------------------------------------------------------------------------

Selling and administrative expenses
   Selling expense                                                       4,836
   Warehousing and shipping                                              6,704
   Advertising                                                             578
   Division administrative expense                                       1,372
   MIS expense                                                           1,712
   Corporate administrative expense                                      1,990
-------------------------------------------------------------------------------
TOTAL SELLING AND ADMINISTRATIVE EXPENSE                                17,192
-------------------------------------------------------------------------------

Restructuring and impairment charge                                          -
Goodwill impairment charge                                                   -

-------------------------------------------------------------------------------
Profit / (loss) from operations                                          4,525
-------------------------------------------------------------------------------

Interest expense
   Interest expense - outside                                            6,811
   Capitalized interest expense                                              -
   Interest expense - intercompany                                          76
   Interest income                                                           -
   Interest income - intercompany                                            -
-------------------------------------------------------------------------------
NET INTEREST EXPENSE                                                     6,887
-------------------------------------------------------------------------------

Other expense
   Miscellaneous                                                         1,100
   Royalties - intercompany                                              2,389
   Transaction gain/loss                                                     -
-------------------------------------------------------------------------------
TOTAL OTHER EXPENSE                                                      3,489
-------------------------------------------------------------------------------

Other income
   Royalties - intercompany                                                  -
   Dividends                                                                 -
   Sale of assets                                                           (5)
   Miscellaneous                                                            17
-------------------------------------------------------------------------------
TOTAL OTHER INCOME                                                          12
-------------------------------------------------------------------------------
Net other expense                                                        3,477
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Income (loss) before Chapter 11 reorganization expenses
  and income taxes (benefit) and extraordinary items                    (5,839)
-------------------------------------------------------------------------------

Chapter 11 reorganization expenses                                       1,613

Income taxes (benefit)                                                  (2,347)

-------------------------------------------------------------------------------
Income (loss) before extraordinary item                                 (5,105)
-------------------------------------------------------------------------------

Extraordinary item - net of taxes                                            -

-------------------------------------------------------------------------------
   Net income (loss)                                                  $ (5,105)
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 BALANCE SHEET
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                      )                   CHAPTER 11
                             )                   CASE NO. 03-13532-RDD
 WESTPOINT STEVENS INC.      )

               REPORTING PERIOD                  JULY 1, 2003 TO JULY 31, 2003

                                  BALANCE SHEET


     (in $ thousands)
--------------------------------------------------------------------------------
      ASSETS
--------------------------------------------------------------------------------
 Current Assets
      Cash and cash equivalents                                     $ (2,851)
      Short-term investments                                               -
      Accounts receivable, net                                       237,696
      Total inventories                                              359,654
      Prepaid & other current assets                                  43,715
--------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                        638,214
--------------------------------------------------------------------------------




 TOTAL INVESTMENTS & OTHER ASSETS                                    138,763


 GOODWILL                                                                  -

 PROPERTY, PLANT AND EQUIPMENT, NET                                  648,501
--------------------------------------------------------------------------------
 TOTAL ASSETS                                                    $ 1,425,478
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
      LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
--------------------------------------------------------------------------------
 LIABILITIES NOT SUBJECT TO COMPROMISE:
      Senior Credit Facility                                     $ 445,000
      DIP Credit Agreement                                         111,708
      Long-term debt classified as current                         165,000
      Accrued interest payable                                         854
      Accounts payable - trade                                      49,219

      Accounts payable - intercompany                              121,203
      Other payables and accrued liabilities                        75,763
      Deferred income taxes                                        113,127
      Pension and other liabilities                                149,436
--------------------------------------------------------------------------------
         TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE             1,231,310
--------------------------------------------------------------------------------

 LIABILITIES SUBJECT TO COMPROMISE:
      Senior Notes                                               1,000,000
      Deferred financing fees                                       (8,212)
      Accrued interest payable on Senior Notes                      36,130
      Accounts payable                                              39,248
      Other payables and accrued liabilities                        13,559
      Pension and other liabilities                                 18,272
--------------------------------------------------------------------------------
         TOTAL LIABILITIES SUBJECT TO COMPROMISE                 1,098,997
--------------------------------------------------------------------------------

 TOTAL LIABILITIES                                               2,330,307

 SHAREHOLDERS' EQUITY (DEFICIT)
      Equity of subsidiaries                                      (123,757)
      Common stock                                                     711
      Capital Surplus / Treasury Stock                               1,619
      Retained earnings (deficit)                                 (684,544)
      Minimum pension liability adjustment                         (96,475)
      Other adjustments                                                (38)
      Unearned compensation                                         (2,345)
--------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                     (904,829)
--------------------------------------------------------------------------------
 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)          $ 1,425,478
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

               IN RE:                       )    CHAPTER 11
                                            )
               WESTPOINT STEVENS INC.       )    CASE NO.   03-13532-RDD

               REPORTING PERIOD                  JULY 1, 2003 TO JULY 31, 2003

                             STATEMENT OF CASH FLOWS

              (in $ thousands)

              ---------------------------------------------------------------------------------------------------------------------
               CASH FLOWS FROM OPERATIONS:
               NET INCOME (LOSS)                                                                        $ (5,105)
                  Equity adjustments                                                                       1,176
               NON-CASH ITEMS
                  Depreciation and amortization expense                                                    6,963
               WORKING CAPITAL CHANGES
                  Decrease / (increase) -- accounts receivable                                           (47,372)
                  Decrease / (increase) -- inventories                                                    (1,347)
                  Decrease / (increase) -- other current assets                                           (2,891)
                  Decrease / (increase) -- other noncurrent assets                                         1,637
                  Increase (decrease) -- accounts payable (trade)                                         20,023
                  Increase (decrease) -- accounts payable (intercompany)                                  10,390
                  Increase (decrease) -- accrued liabilities                                              (7,127)
                  Increase (decrease) -- accrued interest payable                                        (10,336)
                  Increase (decrease) -- pension and other liabilities                                     1,893
                  Increase (decrease) --deferred federal income tax                                           94
                                                                                       --------------------------
               TOTAL CASH FLOWS FROM OPERATIONS                                                        $ (32,002)
                                                                                       --------------------------

               CASH FLOWS FROM INVESTING
                  Decrease / (increase) -- short term investments                                              -
                  Capital expenditures                                                                      (849)
                  Net proceeds from sale of assets                                                           (54)
                                                                                       --------------------------
               TOTAL CASH FLOWS FROM INVESTING                                                            $ (903)
                                                                                       --------------------------

               CASH FLOWS FROM FINANCING
                  Increase / (decrease) -- DIP credit agreement                                           31,708
                                                                                       --------------------------
               TOTAL CASH FLOWS FROM FINANCING                                                          $ 31,708
                                                                                       --------------------------

               BEGINNING CASH BALANCE                                                                     (1,654)
               Change in Cash                                                                             (1,197)
                                                                                       --------------------------
               ENDING CASH BALANCE                                                                      $ (2,851)



--------------------------------------------------------------------------------
                         SCHEDULE OF FEDERAL, STATE AND
                        LOCAL TAXES COLLECTED, RECEIVED
                                DUE OR WITHHELD
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


 IN RE:                      )              CHAPTER 11
                             )
 WESTPOINT STEVENS INC.      )              CASE NO.          03-13532-RDD

                    REPORTING PERIOD        JULY 1, 2003 TO JULY 31, 2003

SUPPLEMENTAL SCHEDULE OF FEDERAL, STATE, AND LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD




                                                   ---------------------------------------------------------------------------
                                                              AMOUNT
                                                            WITHHELD/
                                                            COLLECTED/
                                                            INCURRED                         AMOUNT PAID       DATE OF PAYMENT
------------------------------------------------------------------------------------------------------------------------------
 All wages and salaries paid (gross) or incurred            $ 34,701,373
------------------------------------------------------------------------------------------------------------------------------
FEDERAL
------------------------------------------------------------------------------------------------------------------------------

 Payroll taxes withheld                                        5,790,305                       1,266,683             07/03/03
                                                                                                 563,840             07/10/03
                                                                                                 209,500             07/14/03
 Employer payroll tax contributions incurred                   2,520,221                       1,023,238             07/15/03
                                                                                               1,340,765             07/17/03
                                                                                               1,390,917             07/24/03
                                                                                               2,670,410             07/31/03

------------------------------------------------------------------------------------------------------------------------------
   Total Federal Taxes (1)                                   $ 8,310,526                     $ 8,465,353
------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------

 Payroll taxes withheld
        Alabama SIT                                              440,915                         509,918             07/30/03
        Arkansas SIT                                                 564                             352             07/15/03
        California SIT                                             1,678                           1,832             07/17/03
        Georgia SIT                                              109,466                         122,467             07/15/03
        Illinois SIT                                                 577                             844             07/02/03
        Indiana SIT                                               13,491                          13,234             07/17/03
        Louisiana SIT                                              6,347                          18,760             07/24/03
        Maine SIT                                                 35,124                          55,194             07/30/03
        Minnesota SIT                                              1,484                           1,443             07/18/03
        Missouri SIT                                                 427                             416             07/24/03
        New York SIT                                              56,539                          55,053             07/18/03
        North Carolina SIT                                       396,879                         545,745             07/30/03
        Pennsylvania SIT                                             144                             143             07/15/03
        Rhode Island SIT                                             135                             354             07/15/03
        South Carolina SIT                                       229,463                         315,830             07/31/03
        Virginia SIT                                              53,144                          75,171             07/30/03
        Delaware Co IN                                               455                             425             07/17/03
        Hamilton Co IN                                               100                             136             07/17/03
        Henry Co IN                                                1,658                           1,651             07/17/03
        Johnson Co IN                                                 48                              48             07/17/03
        Madison Co IN                                              1,431                           1,354             07/17/03
        Marion Co IN                                                  35                              35             07/17/03
        Washington Co IN                                              61                              56             07/17/03
        Randolph Co IN                                                74                              74             07/17/03
        Yonkers NY                                                    10                              10             07/17/03
        New York City                                             15,422                          14,927             07/18/03
        Opelika AL                                                6,424                          18,826              07/30/03
                                                                  ------                         -------
             Total Payroll taxes                               1,372,093                       1,754,298
------------------------------------------------------------------------------------------------------------------------------


                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


 IN RE:                      )              CHAPTER 11
                             )
 WESTPOINT STEVENS INC.      )              CASE NO.          03-13532-RDD

                    REPORTING PERIOD        JULY 1, 2003 TO JULY 31, 2003

SUPPLEMENTAL SCHEDULE OF FEDERAL, STATE, AND LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD




                                                   ---------------------------------------------------------------------------
                                                              AMOUNT
                                                            WITHHELD/
                                                            COLLECTED/
                                                            INCURRED                         AMOUNT PAID       DATE OF PAYMENT
------------------------------------------------------------------------------------------------------------------------------
 (continued)
 Employer payroll tax contributions incurred
        Alabama SUTA                                                14,084                         186,484             07/31/03
        Florida SUTA                                                 3,476                          41,379             07/31/03
        Georgia SUTA                                                    92                           1,781             07/31/03
        Indiana SUTA                                                   837                           7,935             07/31/03
        Louisiana SUTA                                               2,963                          29,443             07/31/03
        Maine SUTA                                                   2,998                          28,270             07/31/03
        Minnesota SUTA                                                   -                              50             07/31/03
        Nevada SUTA                                                  7,623                          14,078             07/31/03
        New York SUTA                                                  959                           3,679             07/31/03
        North Carolina SUTA                                        185,886                         679,364             07/31/03
        South Carolina SUTA                                         10,736                         162,019             07/31/03
        Virginia SUTA                                                  868                          16,852             07/31/03
        Washington SUTA                                                 -                              326              07/31/03
                                                                 ----------                      ----------
             Total Employer payroll tax contributions              230,522                       1,171,659

 Gross taxable amount for sales and use                          1,277,341
-----------------------------------------------------------------------------------------------------------------------------------


                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


 IN RE:                      )              CHAPTER 11
                             )
 WESTPOINT STEVENS INC.      )              CASE NO.          03-13532-RDD

                    REPORTING PERIOD        JULY 1, 2003 TO JULY 31, 2003

SUPPLEMENTAL SCHEDULE OF FEDERAL, STATE, AND LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD




                                                   ---------------------------------------------------------------------------
                                                              AMOUNT
                                                            WITHHELD/
                                                            COLLECTED/
                                                            INCURRED                    AMOUNT PAID       DATE OF PAYMENT
------------------------------------------------------------------------------------------------------------------------------
 (continued)
 Sales & Use taxes collected                                 60,216
       Alabama City/County(Greenville & Butler County)                                        173             07/21/03
       Alabama Sales                                                                        2,257             07/21/03
       Alabama Use                                                                          2,497             07/21/03
       Alatax(Abbeville,Opelika,Valley,ChambersCo,HenryCo,LeeCo)                            3,096             07/21/03
       California                                                                             294             07/31/03
       Florida                                                                              2,730             07/21/03
       Georgia                                                                             26,489             07/21/03
       Indiana(Middletown)                                                                      9             07/30/03
       Louisiana                                                                               72             07/21/03
       Minnesota                                                                              209             07/21/03
       Nevada                                                                               2,589             07/31/03
       New York                                                                             3,827             07/21/03
       North Carolina                                                                       2,401             07/10/03
       North Carolina                                                                       9,441             07/25/03
       Red River Parish, Louisiana                                                             89             07/21/03
       South Carolina                                                                       3,243             07/21/03
       Texas                                                                                  102             07/21/03
       Virginia Sales                                                                         332             07/21/03
       Virginia Use                                                                           244             07/21/03
       Washington                                                                             121             07/28/03
                                                                                           ------
          Total Sales & Use taxes paid                                                     60,216
 Property taxes
 Other taxes                                                                               35,405              Various
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Total State and Local (1)                              1,662,831                     3,021,578
------------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                                             $ 9,973,357                  $ 11,486,931
------------------------------------------------------------------------------------------------------------------------------------


(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I CERTIFY THAT THE ABOVE PAYROLL RELATED TAXES REPRESENTS THE TAXES WITHHELD AND PAID.


-----------------------------
TRACY CULPEPPER
WESTPOINT STEVENS INC.
PAYROLL MANAGER

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                IN RE:                       )   CHAPTER 11
                                             )
                WESTPOINT STEVENS INC. I     )   CASE NO.         03-13533-RDD

                         REPORTING PERIOD        JULY 1, 2003 AND JULY 31, 2003

                            MONTHLY OPERATING REPORT


               --------------------------------------------------------------------------------------------------------------------
                                                                                                                    SCHEDULE
                                       REQUIRED DOCUMENTS                                                           ATTACHED
               --------------------------------------------------------------------------------------------------------------------
               Income Statement                                                                                        X
               --------------------------------------------------------------------------------------------------------------------
               Balance Sheet                                                                                           X
               --------------------------------------------------------------------------------------------------------------------
               Statement of Cash Flows                                                                                 X
               --------------------------------------------------------------------------------------------------------------------
               Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld                        X
               --------------------------------------------------------------------------------------------------------------------


               --------------------------------------------------------------------------------------------------------------------
               DEBTOR'S ADDRESS:                 3993 HOWARD HUGHES PARKWAY, SUITE 250,
                                                 LAS VEGAS, NV 89109-
               --------------------------------------------------------------------------------------------------------------------
               PREPARER:                         DIANNE NOLEN
               --------------------------------------------------------------------------------------------------------------------
               DEBTOR'S ATTORNEY:                WEIL, GOTSHAL & MANGES LLP
               --------------------------------------------------------------------------------------------------------------------

               --------------------------------------------------------------------------------------------------------------------
               MONTHLY DISBURSEMENTS:                                                                              $ 2,220,222
               --------------------------------------------------------------------------------------------------------------------
               MONTHLY PROFIT (LOSS):                                                                              $ 3,219,000
               --------------------------------------------------------------------------------------------------------------------


                 The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

               The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

               All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

               While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

               ---------------------------------------------------------------------------------------------------------------------
               DEBTOR-IN-POSSESSION                                               WESTPOINT STEVENS INC. I
               ---------------------------------------------------------------------------------------------------------------------
               BY:                                                                LESTER D. SEARS
               ---------------------------------------------------------------------------------------------------------------------
               ITS:                                                               PRESIDENT
               ---------------------------------------------------------------------------------------------------------------------
               SIGNATURE
               ---------------------------------------------------------------------------------------------------------------------
               DATE
               ---------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                INCOME STATEMENT
-------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                          )       CHAPTER 11
                                 )
 WESTPOINT STEVENS INC. I        )       CASE NO.           03-13533-RDD

               REPORTING PERIOD          JULY 1, 2003 AND JULY 31, 2003

                             STATEMENT OF OPERATIONS


(in $ thousands)

----------------------------------------------------------------------------
Total sales                                                         $ 8,244
----------------------------------------------------------------------------

Cost of sales                                                         5,414
----------------------------------------------------------------------------
GROSS PROFIT                                                          2,830
----------------------------------------------------------------------------

Selling and administrative expenses
   Selling expense                                                        5
   Warehousing and shipping                                             187
   Advertising                                                            -
   Division administrative expense                                        -
   MIS expense                                                            -
   Corporate administrative expense                                     170
----------------------------------------------------------------------------
TOTAL SELLING AND ADMINISTRATIVE EXPENSE                                362
----------------------------------------------------------------------------

Restructuring and impairment charge                                       -
Goodwill impairment charge                                                -

----------------------------------------------------------------------------
Profit / (loss) from operations                                       2,468
----------------------------------------------------------------------------

Interest expense
   Interest expense - outside                                             -
   Capitalized interest expense                                           -
   Interest expense - intercompany                                        -
   Interest income                                                        -
   Interest income - intercompany                                       197
----------------------------------------------------------------------------
NET INTEREST EXPENSE                                                   (197)
----------------------------------------------------------------------------

Other expense
   Miscellaneous                                                          -
   Royalties - intercompany                                             190
   Transaction gain/loss                                                  -
----------------------------------------------------------------------------
Total other expense                                                     190
----------------------------------------------------------------------------

Other income
   Royalties - intercompany                                           2,481
   Dividends                                                              -
   Sale of assets                                                         -
   Miscellaneous                                                          -
----------------------------------------------------------------------------
TOTAL OTHER INCOME                                                    2,481
----------------------------------------------------------------------------
Net other expense                                                    (2,291)
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Income (loss) before Chapter 11 reorganization expenses
  and income taxes (benefit) and extraordinary item                   4,956
----------------------------------------------------------------------------

Chapter 11 reorganization expenses                                        -

Income taxes (benefit)                                                1,737

----------------------------------------------------------------------------
Income (loss) before extraordinary item                               3,219
----------------------------------------------------------------------------

Extraordinary item - net of taxes                                         -

----------------------------------------------------------------------------
   Net income (loss)                                                $ 3,219
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 BALANCE SHEET
--------------------------------------------------------------------------------

              UNITED STATES BANKRUPTCY COURT
              SOUTHERN DISTRICT OF NEW YORK

 IN RE:                           )              CHAPTER 11
                                  )              CASE NO.      03-13533-RDD
 WESTPOINT STEVENS INC. I         )

             REPORTING PERIOD                    JULY 1, 2003 AND JULY 31, 2003

                                  BALANCE SHEET

     (in $ thousands)
-------------------------------------------------------------------------
      ASSETS
-------------------------------------------------------------------------
 Current Assets
      Cash and cash equivalents                                    $ 114
      Short-term investments                                           -
      Accounts receivable, net                                      (142)
      Total inventories                                           13,586
      Prepaid & other current assets                                   4
-------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                     13,562
-------------------------------------------------------------------------




 TOTAL INVESTMENTS & OTHER ASSETS                                124,052


 GOODWILL                                                              -

 PROPERTY, PLANT AND EQUIPMENT, NET                               12,569
-------------------------------------------------------------------------
 TOTAL ASSETS                                                  $ 150,183
-------------------------------------------------------------------------


 -----------------------------------------------------------------------
        LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
 -----------------------------------------------------------------------
   LIABILITIES NOT SUBJECT TO COMPROMISE:
         Senior Credit Facility                                      $ -
         DIP Credit Agreement                                          -
         Long-term debt classified as current                          -
         Accrued interest payable                                      -
         Accounts payable - trade                                    455


         Accounts payable - intercompany                          20,232


         Other payables and accrued liabilities                    9,549
         Deferred income taxes                                         -
         Pension and other liabilities                                 -
  -----------------------------------------------------------------------
            TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE           30,236
  -----------------------------------------------------------------------

   LIABILITIES SUBJECT TO COMPROMISE:
         Senior Notes                                                  -
         Deferred financing fees                                       -
         Accrued interest payable on Senior Notes                      -
         Accounts payable                                          1,533
         Other payables and accrued liabilities                        -
         Pension and other liabilities                                 -
  -----------------------------------------------------------------------
            TOTAL LIABILITIES SUBJECT TO COMPROMISE                1,533
  -----------------------------------------------------------------------

   TOTAL LIABILITIES                                              31,769

   SHAREHOLDERS' EQUITY (DEFICIT)
         Equity of subsidiaries                                        -
         Common stock                                                  1
         Capital Surplus / Treasury Stock                         70,559
         Retained earnings (deficit)                              47,854
         Minimum pension liability adjustment                          -
         Other adjustments                                             -
         Unearned compensation                                         -
  -----------------------------------------------------------------------
            TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                 118,414
  -----------------------------------------------------------------------
   TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)          150,183
-------------------------------------------------------------------------

---------------------------------------------------------------------------
                            STATEMENT OF CASH FLOWS
---------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                          )      CHAPTER 11
                                 )
 WESTPOINT STEVENS INC. I        )      CASE NO.       03-13533-RDD

 REPORTING PERIOD                       JULY 1, 2003 AND JULY 31, 2003

                             STATEMENT OF CASH FLOWS

(in $ thousands)


------------------------------------------------------------------------------------------------------
 CASH FLOWS FROM OPERATIONS:
 NET INCOME (LOSS)                                                                            $ 3,219
 NON-CASH ITEMS
    Depreciation and amortization expense                                                         135
 WORKING CAPITAL CHANGES
    Decrease / (increase) -- accounts receivable                                                   (3)
    Decrease / (increase) -- inventories                                                        1,996
    Decrease / (increase) -- other current assets                                                 (97)
    Decrease / (increase) -- other noncurrent assets                                                -
    Increase / (decrease) -- accounts payable (trade)                                             (52)
    Increase / (decrease) -- accounts payable (intercompany)                                   (7,589)
    Increase / (decrease) -- accrued liabilities                                                2,526
    Increase / (decrease) -- accrued interest payable                                               -
    Increase / (decrease) -- pension and other liabilities                                          -
    Increase / (decrease) --deferred federal income tax                                             -
                                                                           ---------------------------
 TOTAL CASH FLOWS FROM OPERATIONS                                                               $ 135
                                                                           ---------------------------

 CASH FLOWS FROM INVESTING:
    Decrease / (increase) -- short term investments                                                 -
    Capital expenditures                                                                          (46)
    Net proceeds from sale of assets                                                                -
                                                                           ---------------------------
 TOTAL CASH FLOWS FROM INVESTING                                                                $ (46)
                                                                           ---------------------------

 CASH FLOWS FROM FINANCING:
    Increase / (decrease) -- DIP credit agreement                                                   -
                                                                           ---------------------------
 TOTAL CASH FLOWS FROM FINANCING:                                                                 $ -
                                                                           ---------------------------

 BEGINNING CASH BALANCE                                                                          $ 25
 Change in Cash                                                                                    89
                                                                           ---------------------------
 ENDING CASH BALANCE                                                                            $ 114


--------------------------------------------------------------------------------
                        SCHEDULE OF FEDERAL, STATE, AND
                        LOCAL TAXES COLLECTED, RECEIVED,
                                DUE OR WITHHELD
-------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


 IN RE:                           )        CHAPTER 11
                                  )
 WESTPOINT STEVENS INC. I         )        CASE NO.            03-13533-RDD

                  REPORTING PERIOD         JULY 1, 2003 TO JULY 31, 2003

SUPPLEMENTAL SCHEDULE OF FEDERAL, STATE, AND LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD



                                                      ----------------------------------------------------------------------
                                                            AMOUNT
                                                           WITHHELD/
                                                          COLLECTED/
                                                          INCURRED                       AMOUNT PAID       DATE OF PAYMENT
----------------------------------------------------------------------------------------------------------------------------
 All wages and salaries paid (gross) or incurred                  $ -
----------------------------------------------------------------------------------------------------------------------------
FEDERAL
----------------------------------------------------------------------------------------------------------------------------

 Payroll taxes withheld                                             -
 Employer payroll tax contributions incurred                        -

----------------------------------------------------------------------------------------------------------------------------
   Total Federal Taxes (1)                                        $ -
----------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
----------------------------------------------------------------------------------------------------------------------------

 Payroll taxes withheld
 Employer payroll tax contributions incurred
 Gross taxable sales                                           63,949
 Sales & Use taxes collected                                    3,197
        Maine                                                                                   3,197             7/15/2003
 Property taxes
 Other taxes

----------------------------------------------------------------------------------------------------------------------------
   Total State and Local (1)                                    3,197                           3,197
----------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                                                   $ 3,197                         $ 3,197
----------------------------------------------------------------------------------------------------------------------------


(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.




I CERTIFY THAT THE ABOVE PAYROLL RELATED TAXES REPRESENTS THE TAXES WITHHELD AND PAID.


---------------------------------
TRACY CULPEPPER
WESTPOINT STEVENS INC.
PAYROLL MANAGER

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

  IN RE:                           )           CHAPTER 11
                                   )
  WESTPOINT STEVENS STORES INC.    )           CASE NO. 03-13536-RDD

               REPORTING PERIOD                JULY 1, 2003 TO JULY 31, 2003

                            MONTHLY OPERATING REPORT

 ------------------------------------------------------------------------------------------------------------------

                                                                                              SCHEDULE
                         REQUIRED DOCUMENTS                                                    ATTACHED
 ------------------------------------------------------------------------------------------------------------------
 Income Statement                                                                                 X
 ------------------------------------------------------------------------------------------------------------------
 Balance Sheet                                                                                    X
 ------------------------------------------------------------------------------------------------------------------
 Statement of Cash Flows                                                                          X
 ------------------------------------------------------------------------------------------------------------------
 Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld                 X
 ------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------------------------------------
 DEBTOR'S ADDRESS:              507 WEST 10TH STREET, WEST POINT, GA  31833
 ------------------------------------------------------------------------------------------------------------------
 PREPARER:                      DIANNE NOLEN
 ------------------------------------------------------------------------------------------------------------------
 DEBTOR'S ATTORNEY:             WEIL, GOTSHAL & MANGES LLP
 ------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------
 MONTHLY DISBURSEMENTS:                                                                       $ 4,881,164
 ------------------------------------------------------------------------------------------------------------------
 MONTHLY PROFIT (LOSS):                                                                          $ 65,000
 ------------------------------------------------------------------------------------------------------------------


   The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

 The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

 All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

 While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

 -------------------------------------------------------------------------------
 DEBTOR-IN-POSSESSION           WESTPOINT STEVENS STORES INC.
 -------------------------------------------------------------------------------
 BY:                            LESTER D. SEARS
 -------------------------------------------------------------------------------
 ITS:                           VICE PRESIDENT
 -------------------------------------------------------------------------------
 SIGNATURE
 -------------------------------------------------------------------------------
 DATE
 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                INCOME STATEMENT
--------------------------------------------------------------------------------

             UNITED STATES BANKRUPTCY COURT
              SOUTHERN DISTRICT OF NEW YORK

 IN RE:                                 )      CHAPTER 11
                                        )
 WESTPOINT STEVENS STORES INC.          )      CASE NO.      03-13536-RDD

                REPORTING PERIOD               JULY 1, 2003 TO JULY 31, 2003

                             STATEMENT OF OPERATIONS


(in $ thousands)

---------------------------------------------------------------------------
TOTAL SALES                                                       $ 11,661
---------------------------------------------------------------------------

Cost of sales                                                        7,482
---------------------------------------------------------------------------
GROSS PROFIT                                                         4,179
---------------------------------------------------------------------------

SELLING AND ADMINISTRATIVE EXPENSES
   Selling expense                                                   2,887
   Warehousing and shipping                                            207
   Advertising                                                         242
   Division administrative expense                                     290
   MIS expense                                                          69
   Corporate administrative expense                                    167
---------------------------------------------------------------------------
TOTAL SELLING AND ADMINISTRATIVE EXPENSE                             3,862
---------------------------------------------------------------------------

Restructuring and impairment charge                                      -
Goodwill impairment charge                                               -

---------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                        317
---------------------------------------------------------------------------

INTEREST EXPENSE
   Interest expense - outside                                            -
   Capitalized interest expense                                          -
   Interest expense - intercompany                                     216
   Interest income                                                       -
   Interest income - intercompany                                        -
---------------------------------------------------------------------------
NET INTEREST EXPENSE                                                   216
---------------------------------------------------------------------------

OTHER EXPENSE
   Miscellaneous                                                         -
   Royalties - intercompany                                              -
   Transaction gain/loss                                                 -
---------------------------------------------------------------------------
TOTAL OTHER EXPENSE                                                      -
---------------------------------------------------------------------------

Other income
   Royalties - intercompany                                              -
   Dividends                                                             -
   Sale of assets                                                        -
   Miscellaneous                                                         -
---------------------------------------------------------------------------
TOTAL OTHER INCOME                                                       -
---------------------------------------------------------------------------
Net other expense                                                        -
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Income (loss) before Chapter 11 reorganization expenses
  and income taxes (benefit) and extraordinary item                    101
---------------------------------------------------------------------------

CHAPTER 11 REORGANIZATION EXPENSES                                       -

Income taxes (benefit)                                                  36

---------------------------------------------------------------------------
Income (loss) before extraordinary item                                 65
---------------------------------------------------------------------------

Extraordinary item - net of taxes                                        -

---------------------------------------------------------------------------
   NET INCOME (LOSS)                                                  $ 65
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 BALANCE SHEET
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                             )   CHAPTER 11
                                    )   CASE NO. 03-13536-RDD
 WESTPOINT STEVENS STORES INC.      )

                 REPORTING PERIOD       JULY 1, 2003 TO JULY 31, 2003

                                  BALANCE SHEET

     (in $ thousands)
-----------------------------------------------------------------------------
      ASSETS
-----------------------------------------------------------------------------
 Current Assets
      Cash and cash equivalents                                      $ 4,281
      Short-term investments                                               -
      Accounts receivable, net                                           120
      Total inventories                                               25,707
      Prepaid & other current assets                                   1,151
-----------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                         31,259
-----------------------------------------------------------------------------



 TOTAL INVESTMENTS & OTHER ASSETS                                          -


 GOODWILL                                                                  -

 PROPERTY, PLANT AND EQUIPMENT, NET                                    3,809


-----------------------------------------------------------------------------
 TOTAL ASSETS                                                       $ 35,068
-----------------------------------------------------------------------------



------------------------------------------------------------------------------
      LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
------------------------------------------------------------------------------
 LIABILITIES NOT SUBJECT TO COMPROMISE:
      Senior Credit Facility                                              $ -
      DIP Credit Agreement                                                  -
      Long-term debt classified as current                                  -
      Accrued interest payable                                              -
      Accounts payable - trade                                          2,691

      Accounts payable - intercompany                                     833

      Other payables and accrued liabilities                            5,445
      Deferred income taxes                                                 -
      Pension and other liabilities                                        14
------------------------------------------------------------------------------
         TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                    8,983
------------------------------------------------------------------------------

 LIABILITIES SUBJECT TO COMPROMISE:
      Senior Notes                                                          -
      Deferred financing fees                                               -
      Accrued interest payable on Senior Notes                              -
      Accounts payable                                                  1,994
      Other payables and accrued liabilities                                -
      Pension and other liabilities                                         -
------------------------------------------------------------------------------
         TOTAL LIABILITIES SUBJECT TO COMPROMISE                        1,994
------------------------------------------------------------------------------

 TOTAL LIABILITIES                                                     10,977

 SHAREHOLDERS' EQUITY (DEFICIT)
      Equity of subsidiaries                                                -
      Common stock                                                          1
      Capital Surplus / Treasury Stock                                 15,955
      Retained earnings (deficit)                                       8,135
      Minimum pension liability adjustment                                  -
      Other adjustments                                                     -
      Unearned compensation                                                 -
------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                          24,091
------------------------------------------------------------------------------
 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)                $ 35,068
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

              UNITED STATES BANKRUPTCY COURT
              SOUTHERN DISTRICT OF NEW YORK

 IN RE:                              )         CHAPTER 11
                                     )
 WESTPOINT STEVENS STORES INC.       )         CASE NO.   03-13536-RDD

 REPORTING PERIOD                              JULY 1, 2003 TO JULY 31, 2003

                             STATEMENT OF CASH FLOWS

(in $ thousands)

------------------------------------------------------------------------------
 CASH FLOWS FROM OPERATIONS:
 NET INCOME (LOSS)                                                       $ 65
 NON-CASH ITEMS
    Depreciation and amortization expense                                 104
 WORKING CAPITAL CHANGES
    Decrease / (increase) -- accounts receivable                          102
    Decrease / (increase) -- inventories                                1,438
    Decrease / (increase) -- other current assets                        (243)
    Decrease / (increase) -- other noncurrent assets                        -
    Increase (decrease) -- accounts payable (trade)                       212
    Increase (decrease) -- accounts payable (intercompany)             (2,053)
    Increase (decrease) -- accrued liabilities                            948
    Increase (decrease) -- accrued interest payable                         -
    Increase (decrease) -- pension and other liabilities                    -
    Increase (decrease) --deferred federal income tax                       -
                                                               ---------------
 TOTAL CASH FLOWS FROM OPERATIONS                                       $ 573
                                                               ---------------

 CASH FLOWS FROM INVESTING:
    Decrease / (increase) -- short term investments                         -
    Capital expenditures                                                   19
    Net proceeds from sale of assets                                        -
                                                               ---------------
 TOTAL CASH FLOWS FROM INVESTING                                         $ 19
                                                               ---------------

 CASH FLOWS FROM FINANCING:
    Increase / (decrease) -- DIP credit agreement                           -
                                                               ---------------
 TOTAL CASH FLOWS FROM FINANCING:                                         $ -
                                                               ---------------

 BEGINNING CASH BALANCE                                               $ 3,689
 Change in Cash                                                           592
                                                               ---------------
 ENDING CASH BALANCE                                                  $ 4,281
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        SCHEDULE OF FEDERAL, STATE, AND
                        LOCAL TAXES COLLECTED, RECEIVED,
                                DUE OR WITHHELD
--------------------------------------------------------------------------------

                       UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


 IN RE:                              )            CHAPTER 11
                                     )
 WESTPOINT STEVENS STORES INC.       )            CASE NO.        03-13536-RDD

                           REPORTING PERIOD       JULY 1, 2003 TO JULY 31, 2003

 SUPPLEMENTAL SCHEDULE OF FEDERAL, STATE, AND LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD



                                                                               ------------------------------------------------

                                                                                 AMOUNT
                                                                                WITHHELD/
                                                                                COLLECTED/
                                                                                INCURRED        AMOUNT PAID    DATE OF PAYMENT
------------------------------------------------------------------------------------------------------------------------------
 All wages and salaries paid (gross) or incurred                                $ 1,208,776
------------------------------------------------------------------------------------------------------------------------------
FEDERAL
------------------------------------------------------------------------------------------------------------------------------

 Payroll taxes withheld                                                             194,948          27,067          07/09/03
                                                                                                     32,954          07/16/03
                                                                                                     72,987          07/18/03
 Employer payroll tax contributions incurred                                         90,795          26,753          07/23/03
                                                                                                     36,736          07/30/03

------------------------------------------------------------------------------------------------------------------------------
   Total Federal Taxes (1)                                                          285,743         196,497
------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------

 Amount of payroll taxes withheld
        Alabama SIT                                                                   4,377           4,631          07/17/03
        Arizona SIT                                                                     183             197          07/09/03
        California SIT                                                                1,072           1,742          07/17/03
        Connecticut                                                                     318             341          07/30/03
        Delaware SIT                                                                    322             472          07/15/03
        Georgia SIT                                                                  12,169          12,623          07/15/03
        Kansas SIT                                                                      359             349          07/15/03
        Massachusetts SIT                                                               835             831          07/02/03
        Minnesota SIT                                                                 1,706           1,853          07/30/03
        Missouri SIT                                                                    323             794          07/24/03
        Michigan SIT                                                                  1,291           1,322          07/15/03
        New Jersey SIT                                                                  296           1,118          07/24/03
        New York SIT                                                                  2,242           2,400          07/17/03
        North Carolina SIT                                                            2,088           2,556          07/30/03
        Ohio SIT                                                                        423             437          07/15/03
        Oregon SIT                                                                      959           1,060          07/30/03
        Pennsylvania SIT                                                                579             586          07/24/03
        South Carolina SIT                                                            1,591           1,840          07/30/03
        Utah SIT                                                                        915             936          07/24/03
        Virginia SIT                                                                  1,493           1,701          07/17/03
        Wisconsin SIT                                                                   747             718          07/17/03
        Jefferson Co AL                                                                  93              77          07/17/03
        Wilmington DE                                                                   168             262          07/15/03
        Aurora OH                                                                       352             378          07/17/03
        Bessemer AL                                                                     186             465          07/17/03
        Lancaster PA                                                                   153             585           07/24/03
                                                                                       ----            ----
             Total Payroll taxes                                                     35,241          40,274
 Amount of employer payroll tax contributions incurred
        Alabama SUTA                                                                    153           1,583          07/31/03
        Arizona SUTA                                                                      2               8          07/31/03
        California SUTA                                                                 261           2,636          07/31/03
        Connecticut SUTA                                                                416           1,218          07/31/03
        Delaware SUTA                                                                   322             472          07/31/03
        Florida SUTA                                                                    164           1,020          07/31/03
        Georgia SUTA                                                                     32             283          07/31/03
        Kansas SUTA                                                                     109             577          07/31/03
        Massachusetts SUTA                                                               98             612          07/31/03
        Minnesota SUTA                                                                  178             614          07/31/03
        Missouri SUTA                                                                    84             339          07/31/03
        Michigan SUTA                                                                   542           2,933          07/31/03
        New Jersey SUTA                                                                 456             854          07/31/03
        New York SUTA                                                                   223           1,800          07/31/03
        North Carolina SUTA                                                             127             499          07/31/03
        Ohio SUTA                                                                       170             810          07/31/03
        Oregon SUTA                                                                     184             696          07/31/03
        Pennsylvania SUTA                                                               155           1,543          07/31/03
        South Carolina SUTA                                                             185           1,007          07/31/03
        Tennessee SUTA                                                                  131           1,243          07/31/03
        Texas SUTA                                                                      446           2,191          07/31/03
        Utah SUTA                                                                        96             269          07/31/03
        Virginia SUTA                                                                   101             722          07/31/03
        Wisconsin SUTA                                                                  82             561           07/31/03
                                                                                        ---            ----
             Total Employer payroll tax contributions                                 4,718          24,490
------------------------------------------------------------------------------------------------------------------------------------


                       UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


 IN RE:                              )            CHAPTER 11
                                     )
 WESTPOINT STEVENS STORES INC.       )            CASE NO.        03-13536-RDD

                           REPORTING PERIOD       JULY 1, 2003 TO JULY 31, 2003

 SUPPLEMENTAL SCHEDULE OF FEDERAL, STATE, AND LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD


                                                                               ----------------------------------------------------

                                                                                 AMOUNT
                                                                                WITHHELD/
                                                                                COLLECTED/
                                                                                INCURRED           AMOUNT PAID    DATE OF  PAYMENT
-----------------------------------------------------------------------------------------------------------------------------------
 (continued)
 Gross taxable sales                                                         10,086,276
 Sales & Use taxes collected                                                    533,339
       Alabama City/County(Foley)                                                                      4,494              07/21/03
       Alabama Sales                                                                                  42,616              07/21/03
       Alabama Use                                                                                        25              07/21/03
       Alatax(Bessemer,Boaz,Valley,ChambersCo,MarshallCo)                                             16,781              07/21/03
       Arizona                                                                                         2,671              07/21/03
       Baldwin County Alabama                                                                          9,011              07/21/03
       California                                                                                     33,937              07/31/03
       Connecticut                                                                                     8,981              07/31/03
       Florida                                                                                        53,114              07/21/03
       Florida                                                                                        53,114              07/21/03
       Georgia                                                                                        68,872              07/21/03
       Jefferson County Alabama                                                                        1,111              07/17/03
       Kansas Sales                                                                                    7,427              07/25/03
       Kansas Seller's Use                                                                                14              07/25/03
       Massachusetts                                                                                   6,908              07/21/03
       Michigan                                                                                       14,011              07/15/03
       Missouri Sales                                                                                 10,694              07/30/03
       Missouri Use                                                                                       49              07/30/03
       New Jersey                                                                                      8,869              07/21/03
       New York                                                                                       26,704              07/25/03
       North Carolina                                                                                 11,313              07/10/03
       North Carolina                                                                                 15,093              07/25/03
       Ohio Sales Prepayment                                                                           2,913              07/11/03
       Ohio Sales Prepayment                                                                             918              07/15/03
       Ohio Sales Prepayment                                                                           1,807              07/25/03
       Ohio Sales                                                                                      1,544              07/23/03
       Ohio Seller'sUse,ConsUse                                                                          139              07/16/03
       Pennsylvania                                                                                    6,681              07/21/03
       South Carolina                                                                                 14,269              07/21/03
       Tennessee(P.Forge,Lebanon,Interstate Sales)                                                    31,585              07/21/03
       Texas                                                                                          60,075              07/21/03
       Utah                                                                                           12,359              07/21/03
       Virginia Leesburg                                                                                 536              07/21/03
       Virginia Williamsburg                                                                             133              07/21/03
       Wisconsin                                                                                      4,571               07/21/03
                                                                                                      ------
          Total Sales & Use taxes paid                                                               533,339
 Property taxes                                                                                          408               Various
 Other taxes                                                                                           2,529               Various

-----------------------------------------------------------------------------------------------------------------------------------
   Total State and Local (1)                                                    573,298              601,040
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                                                                    $ 859,041           $ 797,537
-----------------------------------------------------------------------------------------------------------------------------------


(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.


I CERTIFY THAT THE ABOVE PAYROLL RELATED TAXES REPRESENTS THE TAXES WITHHELD AND PAID.

---------------------------------
TRACY CULPEPPER
WESTPOINT STEVENS INC.
PAYROLL MANAGER

                   UNITED STATES BANKRUPTCY COURT
                   SOUTHERN DISTRICT OF NEW YORK

 IN RE:                              )        CHAPTER 11
                                     )
 J.P. STEVENS & CO., INC.            )        CASE NO.       03-13534-RDD

                REPORTING PERIOD              JULY 1, 2003 TO JULY 31, 2003

                      Monthly Operating Report


---------------------------------------------------------------------------------------------------------

                                                                                          SCHEDULE
                         Required Documents                                               Attached
---------------------------------------------------------------------------------------------------------
Income Statement                                                                             X
---------------------------------------------------------------------------------------------------------
Balance Sheet                                                                                X
---------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                                      X
---------------------------------------------------------------------------------------------------------
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld             X
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
DEBTOR'S ADDRESS:                      507 WEST 10TH STREET, WEST POINT, GA  31833
---------------------------------------------------------------------------------------------------------
PREPARER:                              DIANNE NOLEN
---------------------------------------------------------------------------------------------------------
DEBTOR'S ATTORNEY:                     WEIL, GOTSHAL & MANGES LLP
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
MONTHLY DISBURSEMENTS:                                                                  $ -
---------------------------------------------------------------------------------------------------------
MONTHLY PROFIT (LOSS):                                                                  $ -
---------------------------------------------------------------------------------------------------------



  The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

--------------------------------------------------------------------------------
DEBTOR-IN-POSSESSION                   J.P. STEVENS & CO., INC.
--------------------------------------------------------------------------------
BY:                                    LESTER D. SEARS
--------------------------------------------------------------------------------
ITS:                                   PRESIDENT
--------------------------------------------------------------------------------
SIGNATURE
--------------------------------------------------------------------------------
DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                INCOME STATEMENT
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                            )        CHAPTER 11
                                   )
 J.P. STEVENS & CO., INC.          )        CASE NO.     03-13534-RDD

               REPORTING PERIOD             JULY 1, 2003 TO JULY 31, 2003

                             STATEMENT OF OPERATIONS

(in $ thousands)
----------------------------------------------------------------------------
TOTAL SALES                                                             $ -
----------------------------------------------------------------------------

Cost of sales                                                             -
----------------------------------------------------------------------------
GROSS PROFIT                                                              -
----------------------------------------------------------------------------

Selling and administrative expenses
   Selling expense                                                        -
   Warehousing and shipping                                               -
   Advertising                                                            -
   Division administrative expense                                        -
   MIS expense                                                            -
   Corporate administrative expense                                       -
----------------------------------------------------------------------------
TOTAL SELLING AND ADMINISTRATIVE EXPENSE                                  -
----------------------------------------------------------------------------

Restructuring and impairment charge                                       -
Goodwill impairment charge                                                -

----------------------------------------------------------------------------
Profit / (loss) from operations                                           -
----------------------------------------------------------------------------

Interest expense
   Interest expense - outside                                             -
   Capitalized interest expense                                           -
   Interest expense - intercompany                                        -
   Interest income                                                        -
   Interest income - intercompany                                         -
----------------------------------------------------------------------------
NET INTEREST EXPENSE                                                      -
----------------------------------------------------------------------------

Other expense
   Miscellaneous                                                          -
   Royalties - intercompany                                               -
   Transaction gain/loss                                                  -
----------------------------------------------------------------------------
Total other expense                                                       -
----------------------------------------------------------------------------

Other income
   Royalties - intercompany                                               -
   Dividends                                                              -
   Sale of assets                                                         -
   Miscellaneous                                                          -
----------------------------------------------------------------------------
TOTAL OTHER INCOME                                                        -
----------------------------------------------------------------------------
Net other expense                                                         -
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Income (loss) before Chapter 11 reorganization expenses
  and income taxes (benefit) and extraordinary item                       -
----------------------------------------------------------------------------

Chapter 11 reorganization expenses                                        -

Income taxes (benefit)                                                    -

----------------------------------------------------------------------------
Income (loss) before extraordinary item                                   -
----------------------------------------------------------------------------

Extraordinary item - net of taxes                                         -

----------------------------------------------------------------------------
   Net income (loss)                                                    $ -
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 BALANCE SHEET
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                            )              CHAPTER 11
                                   )              CASE NO. 03-13534-RDD
 J.P. STEVENS & CO., INC.
                       REPORTING PERIOD           JULY 1, 2003 TO JULY 31, 2003

                                  BALANCE SHEET

     (in $ thousands)
--------------------------------------------------------------------
      ASSETS
--------------------------------------------------------------------
 Current Assets
      Cash and cash equivalents                                 $ -
      Short-term investments                                      -
      Accounts receivable, net                                    -
      Total inventories                                           -
      Prepaid & other current assets                             11
--------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                    11
--------------------------------------------------------------------




 TOTAL INVESTMENTS & OTHER ASSETS                             2,697


 GOODWILL                                                         -

 PROPERTY, PLANT AND EQUIPMENT, NET                               -


--------------------------------------------------------------------
 TOTAL ASSETS                                               $ 2,708
--------------------------------------------------------------------




--------------------------------------------------------------------
      LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
--------------------------------------------------------------------
 LIABILITIES NOT SUBJECT TO COMPROMISE:
      Senior Credit Facility                                    $ -
      DIP Credit Agreement                                        -
      Long-term debt classified as current                        -
      Accrued interest payable                                    -
      Accounts payable - trade                                    -

      Accounts payable - intercompany                      (110,738)

      Other payables and accrued liabilities                      -
      Deferred income taxes                                       -
      Pension and other liabilities                               -
--------------------------------------------------------------------
         TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE       (110,738)
--------------------------------------------------------------------

 LIABILITIES SUBJECT TO COMPROMISE:
      Senior Notes                                                -
      Deferred financing fees                                     -
      Accrued interest payable on Senior Notes                    -
      Accounts payable                                            -
      Other payables and accrued liabilities                      -
      Pension and other liabilities                               -
--------------------------------------------------------------------
         TOTAL LIABILITIES SUBJECT TO COMPROMISE                  -
--------------------------------------------------------------------

 TOTAL LIABILITIES                                         (110,738)

 SHAREHOLDERS' EQUITY (DEFICIT)
      Equity of subsidiaries                                 10,503
      Common stock                                                -
      Capital Surplus / Treasury Stock                            -
      Retained earnings (deficit)                           102,943
      Minimum pension liability adjustment                        -
      Other adjustments                                           -
      Unearned compensation                                       -
--------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY (DEFICIT)               113,446
--------------------------------------------------------------------
 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)       $ 2,708
--------------------------------------------------------------------

--------------------------------------------------------------------------------
                            STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                           )           CHAPTER 11
                                  )
 J.P. STEVENS & CO., INC.         )           CASE NO.         03-13534-RDD

               REPORTING PERIOD               JULY 1, 2003 TO JULY 31, 2003

                             STATEMENT OF CASH FLOWS
(in $ thousands)

-----------------------------------------------------------------------------
 Cash Flows from Operations:
 Net income (loss)                                                       $ -
 Non-cash items
    Depreciation and amortization expense                                  -
 WORKING CAPITAL CHANGES
    Decrease / (increase) -- accounts receivable                           -
    Decrease / (increase) -- inventories                                   -
    Decrease / (increase) -- other current assets                          -
    Decrease / (increase) -- other noncurrent assets                       -
    Increase (decrease) -- accounts payable (trade)                        -
    Increase (decrease) -- accounts payable (intercompany)                 -
    Increase (decrease) -- accrued liabilities                             -
    Increase (decrease) -- accrued interest payable                        -
    Increase (decrease) -- pension and other liabilities                   -
    Increase (decrease) --deferred federal income tax                      -
                                                              ---------------
 TOTAL CASH FLOWS FROM OPERATIONS                                          -
                                                              ---------------

 CASH FLOWS FROM INVESTING
    Decrease / (increase) -- short term investments                        -
    Capital expenditures                                                   -
    Net proceeds from sale of assets                                       -
                                                              ---------------
 TOTAL CASH FLOWS FROM INVESTING                                           -
                                                              ---------------

 CASH FLOWS FROM FINANCING
    Increase / (decrease) -- DIP credit agreement                          -
                                                              ---------------
 TOTAL CASH FLOWS FROM FINANCING                                           -
                                                              ---------------


 BEGINNING CASH BALANCE                                                    -
 Change in Cash                                                            -
                                                              ---------------
 ENDING CASH BALANCE                                                     $ -
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        SCHEDULE OF FEDERAL, STATE, AND
                        LOCAL TAXES COLLECTED, RECEIVED,
                                DUE OR WITHHELD
--------------------------------------------------------------------------------

                       UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


 IN RE:                        )           CHAPTER 11
                               )
 J.P. STEVENS & CO., INC.      )           CASE NO.            03-13534-RDD

                REPORTING PERIOD           JULY 1, 2003 TO JULY 31, 2003

 SUPPLEMENTAL SCHEDULE OF FEDERAL, STATE, AND LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD


                                                      -------------------------------------------------

                                                               AMOUNT
                                                              WITHHELD/
                                                             COLLECTED/
                                                             INCURRED     AMOUNT PAID   DATE OF PAYMENT
-------------------------------------------------------------------------------------------------------
 All wages and salaries paid (gross) or incurred                 $ -
-------------------------------------------------------------------------------------------------------
FEDERAL                                                            -
-------------------------------------------------------------------------------------------------------

 Payroll taxes withheld                                            -
 Employer payroll tax contributions incurred                       -

-------------------------------------------------------------------------------------------------------
   Total Federal Taxes
-------------------------------------------------------------------------------------------------------
STATE AND LOCAL                                                    -
-------------------------------------------------------------------------------------------------------

 Payroll taxes withheld                                            -
 Employer payroll tax contributions incurred                       -
 Gross taxable sales                                               -
 Sales & Use taxes collected                                       -
 Property taxes                                                    -
 Other taxes                                                       -

-------------------------------------------------------------------------------------------------------
   Total State and Local                                           -
-------------------------------------------------------------------------------------------------------
TOTAL TAXES                                                 $      -
-------------------------------------------------------------------------------------------------------


                  UNITED STATES BANKRUPTCY COURT
                  SOUTHERN DISTRICT OF NEW YORK

 IN RE:                                 )      CHAPTER 11
                                        )
 J.P. STEVENS ENTERPRISES, INC.         )      CASE NO.     03-13535-RDD

              REPORTING PERIOD                 JULY 1, 2003 TO JULY 31, 2003

                     MONTHLY OPERATING REPORT

-------------------------------------------------------------------------------------------------------------

                                                                                              SCHEDULE
                        REQUIRED DOCUMENTS                                                    ATTACHED
-------------------------------------------------------------------------------------------------------------
Income Statement                                                                                 X
-------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                                    X
-------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                                          X
-------------------------------------------------------------------------------------------------------------
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld                 X
-------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
DEBTOR'S ADDRESS:                   3993 HOWARD HUGHES PARKWAY, SUITE 250,
                                    LAS VEGAS, NV 89109
------------------------------------------------------------------------------------------------------------
PREPARER:                           DIANNE NOLEN
------------------------------------------------------------------------------------------------------------
DEBTOR'S ATTORNEY:                  WEIL, GOTSHAL & MANGES LLP
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
MONTHLY DISBURSEMENTS:                                                                         $ 1,896
------------------------------------------------------------------------------------------------------------
MONTHLY PROFIT (LOSS):                                                                        $ 167,000
------------------------------------------------------------------------------------------------------------


  The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

--------------------------------------------------------------------------------
DEBTOR-IN-POSSESSION               J.P. STEVENS ENTERPRISES, INC.
--------------------------------------------------------------------------------
BY:                                LESTER D. SEARS
--------------------------------------------------------------------------------
ITS:                               PRESIDENT
--------------------------------------------------------------------------------
SIGNATURE
--------------------------------------------------------------------------------
DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                INCOME STATEMENT
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                               )       CHAPTER 11
                                      )
 J.P. STEVENS ENTERPRISES, INC.       )       CASE NO.     03-13535-RDD

                REPORTING PERIOD              JULY 1, 2003 TO JULY 31, 2003

                             STATEMENT OF OPERATIONS

(in $ thousands)

-------------------------------------------------------------------------
Total sales                                                          $ -
-------------------------------------------------------------------------

Cost of sales                                                          -
-------------------------------------------------------------------------
GROSS PROFIT                                                           -
-------------------------------------------------------------------------

Selling and administrative expenses
   Selling expense                                                     2
   Warehousing and shipping                                            -
   Advertising                                                         -
   Division administrative expense                                     -
   MIS expense                                                         -
   Corporate administrative expense                                    -
-------------------------------------------------------------------------
TOTAL SELLING AND ADMINISTRATIVE EXPENSE                               2
-------------------------------------------------------------------------

Restructuring and impairment charge                                    -
Goodwill impairment charge                                             -

-------------------------------------------------------------------------
Profit / (loss) from operations                                       (2)
-------------------------------------------------------------------------

Interest expense
   Interest expense - outside                                          -
   Capitalized interest expense                                        -
   Interest expense - intercompany                                     -
   Interest income                                                     -
   Interest income - intercompany                                     69
-------------------------------------------------------------------------
NET INTEREST EXPENSE                                                 (69)
-------------------------------------------------------------------------

Other expense
   Miscellaneous                                                       -
   Royalties - intercompany                                            -
   Transaction gain/loss                                               -
-------------------------------------------------------------------------
Total other expense                                                    -
-------------------------------------------------------------------------

Other income
   Royalties - intercompany                                          190
   Dividends                                                           -
   Sale of assets                                                      -
   Miscellaneous                                                       -
-------------------------------------------------------------------------
TOTAL OTHER INCOME                                                   190
-------------------------------------------------------------------------
Net other expense                                                   (190)
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Income (loss) before Chapter 11 reorganization expenses
  and income taxes (benefit) and extraordinary item                  257
-------------------------------------------------------------------------

Chapter 11 reorganization expenses                                     -

Income taxes (benefit)                                                90

-------------------------------------------------------------------------
Income (loss) before extraordinary item                              167
-------------------------------------------------------------------------

Extraordinary item - net of taxes                                      -

-------------------------------------------------------------------------
   Net income (loss)                                               $ 167
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 BALANCE SHEET
--------------------------------------------------------------------------------

               UNITED STATES BANKRUPTCY COURT
                SOUTHERN DISTRICT OF NEW YORK

 IN RE:                         )      CHAPTER 11
                                )      CASE NO. 03-13535-RDD
 J.P. STEVENS ENTERPRISES, INC. )

                REPORTING PERIOD                  JULY 1, 2003 TO JULY 31, 2003
                                  BALANCE SHEET

     (in $ thousands)
--------------------------------------------------------------------
      ASSETS
--------------------------------------------------------------------
 Current Assets
      Cash and cash equivalents                                $ 17
      Short-term investments                                      -
      Accounts receivable, net                                    -
      Total inventories                                           -
      Prepaid & other current assets                              -
--------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                    17
--------------------------------------------------------------------


 TOTAL INVESTMENTS & OTHER ASSETS                                 -


 GOODWILL                                                         -

 PROPERTY, PLANT AND EQUIPMENT, NET                               -

--------------------------------------------------------------------
 TOTAL ASSETS                                                  $ 17
--------------------------------------------------------------------


--------------------------------------------------------------------
     LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
--------------------------------------------------------------------
 LIABILITIES NOT SUBJECT TO COMPROMISE:
      Senior Credit Facility                                    $ -
      DIP Credit Agreement                                        -
      Long-term debt classified as current                        -
      Accrued interest payable                                    -
      Accounts payable - trade                                    -

      Accounts payable - intercompany                       (14,337)

      Other payables and accrued liabilities                    263
      Deferred income taxes                                       -
      Pension and other liabilities                               -
--------------------------------------------------------------------
         TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE        (14,074)
--------------------------------------------------------------------

 LIABILITIES SUBJECT TO COMPROMISE:
      Senior Notes                                                -
      Deferred financing fees                                     -
      Accrued interest payable on Senior Notes                    -
      Accounts payable                                            -
      Other payables and accrued liabilities                      -
      Pension and other liabilities                               -
--------------------------------------------------------------------
         TOTAL LIABILITIES SUBJECT TO COMPROMISE                  -
--------------------------------------------------------------------

 TOTAL LIABILITIES                                          (14,074)

 SHAREHOLDERS' EQUITY (DEFICIT)
      Equity of subsidiaries                                      -
      Common stock                                                2
      Capital Surplus / Treasury Stock                            -
      Retained earnings (deficit)                            14,089
      Minimum pension liability adjustment                        -
      Other adjustments                                           -
      Unearned compensation                                       -
--------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                14,091
--------------------------------------------------------------------
 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)          $ 17
--------------------------------------------------------------------

--------------------------------------------------------------------------------
                            STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                                 )      CHAPTER 11
                                        )
 J.P. STEVENS ENTERPRISES, INC.         )      CASE NO.     03-13535-RDD

               REPORTING PERIOD                JULY 1, 2003 TO JULY 31, 2003

                             STATEMENT OF CASH FLOWS

(in $ thousands)

--------------------------------------------------------------------------------
 Cash Flows from Operations:
 Net income (loss)                                                        $ 167
 Non-cash items:
    Depreciation and amortization expense                                     -
 WORKING CAPITAL CHANGES
    Decrease / (increase) -- accounts receivable                              -
    Decrease / (increase) -- inventories                                      -
    Decrease / (increase) -- other current assets                             -
    Decrease / (increase) -- other noncurrent assets                          -
    Increase (decrease) -- accounts payable (trade)                           -
    Increase (decrease) -- accounts payable (intercompany)                 (256)
    Increase (decrease) -- accrued liabilities                               90
    Increase (decrease) -- accrued interest payable                           -
    Increase (decrease) -- pension and other liabilities                      -
    Increase (decrease) --deferred federal income tax                         -
                                                                  --------------
 TOTAL CASH FLOWS FROM OPERATIONS                                             1
                                                                  --------------

 CASH FLOWS FROM INVESTING
    Decrease / (increase) -- short term investments                           -
    Capital expenditures                                                      -
    Net proceeds from sale of assets                                          -
                                                                  --------------
 TOTAL CASH FLOWS FROM INVESTING                                              -
                                                                  --------------

 CASH FLOWS FROM FINANCING
    Increase / (decrease) -- DIP credit agreement                             -
                                                                  --------------
 TOTAL CASH FLOWS FROM FINANCING                                              -
                                                                  --------------

 BEGINNING CASH BALANCE                                                      16
 Change in Cash                                                               1
                                                                  --------------
 ENDING CASH BALANCE                                                       $ 17

--------------------------------------------------------------------------------
                        SCHEDULE OF FEDERAL, STATE, AND
                        LOCAL TAXES COLLECTED, RECEIVED,
                                DUE OR WITHHELD
--------------------------------------------------------------------------------

                       UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


 IN RE:                           )        CHAPTER 11
                                  )
 J.P. STEVENS ENTERPRISES, INC.   )        CASE NO.            03-13535-RDD

               REPORTING PERIOD            JULY 1, 2003 TO JULY 31, 2003

 SUPPLEMENTAL SCHEDULE OF FEDERAL, STATE, AND LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD

                                                                ---------------------------------------------------
                                                                   AMOUNT
                                                                  WITHHELD/
                                                                 COLLECTED/
                                                                 INCURRED         AMOUNT PAID        DATE OF PAYMENT
-------------------------------------------------------------------------------------------------------------------
 All wages and salaries paid (gross) or incurred                     $ -
-------------------------------------------------------------------------------------------------------------------
FEDERAL
-------------------------------------------------------------------------------------------------------------------

 Payroll taxes withheld                                                -
 Employer payroll tax contributions incurred                           -

-------------------------------------------------------------------------------------------------------------------
   Total Federal Taxes (1)                                             -
-------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------------------------------------------------

 Payroll taxes withheld                                                -
 Employer payroll tax contributions incurred                           -
 Gross taxable sales                                                   -
 Sales & Use taxes collected                                           -
 Property taxes                                                        -
 Other taxes                                                           -

-------------------------------------------------------------------------------------------------------------------
   Total State and Local (1)
-------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                                                          $ -
-------------------------------------------------------------------------------------------------------------------



(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.


I CERTIFY THAT THE ABOVE PAYROLL RELATED TAXES REPRESENTS THE TAXES WITHHELD AND PAID.


------------------------------------
TRACY CULPEPPER
WESTPOINT STEVENS INC.
PAYROLL MANAGER